                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS       9

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      10
                      FINANCIAL STATEMENTS      27
             NOTES TO FINANCIAL STATEMENTS      32
    TRUST OFFICERS AND IMPORTANT ADDRESSES      37

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

------------------------------------------------------------------------
NYSE Ticker Symbol                                               VKQ
------------------------------------------------------------------------
Six-month total return based on market price(1)                1.64%
------------------------------------------------------------------------
Six-month total return based on NAV(2)                         1.55%
------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                       7.38%
------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         11.53%
------------------------------------------------------------------------
Net asset value                                               $14.42
------------------------------------------------------------------------
Closing common stock price                                  $13.0000
------------------------------------------------------------------------
Six-month high common stock price (11/03/99)                $13.8125
------------------------------------------------------------------------
Six-month low common stock price (12/22/99)                 $12.1250
------------------------------------------------------------------------
Preferred share (Series A) rate(5)                            4.450%
------------------------------------------------------------------------
Preferred share (Series B) rate(5)                            4.000%
------------------------------------------------------------------------
Preferred share (Series C) rate(5)                            4.290%
------------------------------------------------------------------------
Preferred share (Series D) rate(5)                            4.100%
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  49.0%
- AA/Aa..............   7.3%
- A/A................  12.6%
- BBB/Baa............  18.8%
- BB/Ba..............   0.6%
- Non-Rated..........  11.7%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  45.8%
- AA/Aa..............   7.8%
- A/A................  13.9%
- BBB/Baa............  20.0%
- BB/Ba..............   0.6%
- Non-Rated..........  11.9%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.08
12/99                                                                            0.08
1/00                                                                             0.08
2/00                                                                             0.08
3/00                                                                             0.08
4/00                                                                             0.08

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
General Purpose                                                            16.20                              16.40
Health Care                                                                14.90                              14.90
Industrial Revenue                                                          9.80                              10.20
Higher Education                                                            7.00                               6.00
Transportation                                                              6.80                               9.60

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1991 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/91                                                                      15.0000                            14.8100
                                                                          15.2400                            15.1250
                                                                          15.1800                            14.7500
                                                                          15.9800                            15.6250
9/92                                                                      16.2400                            15.7500
                                                                          16.0000                            15.6250
                                                                          16.5700                            16.5000
                                                                          16.8600                            16.2500
9/93                                                                      17.2600                            16.6250
                                                                          17.2700                            16.5000
                                                                          15.5300                            14.8750
                                                                          15.3900                            15.1250
9/94                                                                      15.1300                            14.3750
                                                                          14.4800                            13.0000
                                                                          15.7200                            14.8750
                                                                          15.5000                            14.3750
9/95                                                                      15.7600                            14.0000
                                                                          16.5600                            14.1250
                                                                          15.9900                            14.1250
                                                                          15.8000                            14.0000
9/96                                                                      16.0200                            14.5000
                                                                          16.2700                            13.8750
                                                                          15.9600                            14.1250
                                                                          16.3900                            15.0625
9/97                                                                      16.7700                            15.6875
                                                                          17.0900                            16.1875
                                                                          17.0900                            15.8120
                                                                          17.0400                            16.1250
9/98                                                                      17.5100                            17.0000
                                                                          16.8200                            16.9375
                                                                          16.5500                            16.3125
                                                                          15.7100                            15.1875
9/99                                                                      15.0300                            13.9375
                                                                          14.3900                            12.7500
                                                                          14.6400                            12.8750
4/00                                                                      14.4200                            13.0000

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE DAVID C. JOHNSON, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1991 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   The Trust is one of our more
seasoned closed-end funds, having been established in 1991. Because of the market conditions at the time of its inception, it held a significant percentage of higher-yielding, longer-maturity bonds. This created a situation in which a number of these securities would likely be called because the issuer could issue new bonds at much lower rates.

    Because of their attractive coupons, these bonds were trading at a premium to par, presenting us with an opportunity to capture some solid capital gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while the demand for them--and therefore their market price--was high. While the Trust still may lose some yield due to higher-yielding securities being called out of the portfolio, we have actively managed the portfolio in an attempt to decrease the impact of expected calls in 2000.

    We've seen only a slight decline in portfolio income in recent months. To help preserve the Trust's earning power, we added more longer-term securities with stronger call protection provisions to the portfolio. We also maintained a somewhat more aggressive stance--compared to our other closed-end funds--with regard to lower-rated and nonrated securities, such as those that are rated BBB or are not rated but are considered by our bond analysts to have credit quality equivalent to this rating. As of April 30, 2000, more than 30 percent of the portfolio was in BBB rated or nonrated bonds (18.8 percent in BBB and 11.7 percent in nonrated).

    Other strategies included purchasing deeply discounted bonds, some of which had been issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a steep discount, with some priced as low as 80 cents on the dollar. Buying these deeply discounted bonds enabled us to purchase more par value per dollar invested.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another. We did, however, maintain significant concentrations in certain sectors, including general purpose and health-care bonds, each of which represented more than 14 percent of the portfolio's long-term investments.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as maintaining adequate call protection and diversification for the portfolio. The portfolio is well diversified, with no sector representing more than 17 percent of long-term investments and no single security representing more than 2 percent of the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 1.64 percent based on market price. At the same time, the Trust's market price decreased from $13.1875 per share on October 31, 1999, to $13.0000 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Municipal Bond Index) was 2.63 percent for the same period.

    The Trust continued to provide an attractive level of income, as its dividend remained unchanged at $0.08 per share throughout the reporting period. This monthly tax-exempt dividend translates to a distribution rate of 7.38 percent based on the Trust's closing common stock price on April 30, 2000.

    Also, because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 11.53 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP

growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  99.5%
           ARIZONA  0.3%
$ 2,500    Maricopa Cnty, AZ Indl Dev Auth Edl Rev AZ
           Charter Schs Proj 1 Ser A.................  6.750%   07/01/29   $  2,419,375
                                                                           ------------

           ARKANSAS  0.4%
  1,000    Arkansas St Dev Fin Auth Hosp Rev
           Washington Regl Med Cent..................  7.250    02/01/20        999,730
  2,500    Arkansas St Dev Fin Auth Hosp Rev
           Washington Regl Med Cent..................  7.375    02/01/29      2,462,925
                                                                           ------------
                                                                              3,462,655
                                                                           ------------
           CALIFORNIA  7.6%
  4,000    Anaheim, CA Pub Fing Auth Lease Rev Cap
           Apprec Sub Pub Impts Proj C (FSA Insd)....    *      09/01/20      1,195,800
  6,010    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd).........    *      10/01/21      1,575,582
  6,235    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd).........    *      10/01/22      1,526,016
  6,435    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd).........    *      10/01/25      1,290,475
  8,435    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd).........    *      10/01/26      1,584,599
  1,950    California Hlth Facs Fin Auth Rev Casa De
           Las Ser A (MBIA Insd).....................  5.250    08/01/17      1,840,937
  2,650    California Statewide Cmntys Dev Auth Ctfs
           Partn.....................................  7.250    11/01/29      2,596,947
  5,000    Contra Costa, CA Home Mtg Fin Auth Home
           Mtg Rev (MBIA Insd).......................    *      09/01/17      1,862,900
  1,030    Davis, CA Pub Fac Fin Auth Loc Agy Rev....  6.600    09/01/25      1,035,511
  2,000    Del Mar, CA Race Track Auth Rev Rfdg......  6.000    08/15/06      2,036,460
  7,110    Delano, CA Ctfs Partn Ser A (Prerefunded @
           01/01/03).................................  9.250    01/01/22      8,021,857
 18,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg.......................    *      01/15/25      3,629,880

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 3,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg.......................    *      01/15/27   $  1,538,160
 47,810    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg.......................    *      01/15/33      5,669,310
 15,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg.......................    *      01/15/37      1,359,300
 11,150    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Sr Lien Ser A..............    *      01/01/18      4,020,578
  2,240    Huntington Park, CA Redev Agy Rev Tax
           Alloc Santa Fe Redev Rfdg.................  6.200%   10/01/27      2,150,781
 16,540    Lodi, CA Elec Sys Rev Ctfs Partn Cap
           Apprec Ser B (MBIA Insd)..................    *      01/15/29      2,879,779
  2,650    Los Angeles, CA Uni Sch Dist Ctfs Partn
           Multiple Pptys Proj Ser A (FSA Insd)......  5.500    10/01/16      2,642,792
  3,860    Midpeninsula Reg Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)..........    *      09/01/27        696,498
  3,670    Midpeninsula Reg Open Space Dist CA Fin
           Auth Rev Cap Apprec (AMBAC Insd)..........    *      09/01/30        546,683
  1,900    Port Oakland, CA Ser K (FGIC Insd)........  5.750    11/01/29      1,856,471
  5,695    Sacramento, CA City Fin Auth Rev Comb Proj
           B (MBIA Insd).............................    *      11/01/14      2,539,400
  1,375    San Bernadino, CA Jt Pwrs Fin Auth Alloc
           Rev Central City Merged Proj A Rfdg (AMBAC
           Insd).....................................  5.750    07/01/20      1,398,788
  7,000    San Joaquin Hills, CA Tran Corridor Agy
           Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
           Insd).....................................    *      01/15/30      1,169,000
 11,950    San Joaquin Hills, CA Tran Corridor Agy
           Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
           Insd).....................................    *      01/15/31      1,878,899
  5,500    San Joaquin Hills, CA Tran Corridor Agy
           Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
           Insd).....................................    *      01/15/32        811,745
 16,000    San Joaquin Hills, CA Tran Corridor Agy
           Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
           Insd).....................................    *      01/15/34      2,086,240
  1,000    Stockton, CA Cmnty Fac Dist Spl Tax No.
           1-A (b)...................................  5.800    09/01/14        966,780
                                                                           ------------
                                                                             62,408,168
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           COLORADO  9.0%
$ 5,000    Boulder Cnty, CO Rev Natl Cent Atmosphere
           Impt & Rfdg...............................  6.900%   12/01/07   $  5,189,900
  8,500    Boulder Cnty, CO Rev Natl Cent Atmosphere
           Impt & Rfdg...............................  7.000    12/01/13      8,836,005
    990    Colorado Hsg Fin Auth Single Family Pgm Sr
           Gtd Mtg Ln D3 (FHA Gtd)...................  7.200    08/01/23      1,022,452
  2,000    Colorado Springs, CO Utils Rev Sub Lien
           Sys Impt Ser A............................  4.750    11/15/26      1,655,080
  4,635    Denver, CO City & Cnty Arpt Rev Ser A
           (b).......................................  8.250    11/15/12      4,795,973
  6,695    Denver, CO City & Cnty Arpt Rev Ser A
           (b).......................................  8.500    11/15/23      6,936,422
  7,795    Denver, CO City & Cnty Arpt Rev Ser A
           (b).......................................  8.000    11/15/25      8,055,353
    865    Denver, CO City & Cnty Arpt Rev Ser A
           (Prerefunded @11/15/00)...................  8.250    11/15/12        899,704
  8,790    Denver, CO City & Cnty Arpt Rev Ser D
           (b).......................................  7.000    11/15/25      8,834,126
  2,310    Denver, CO City & Cnty Arpt Rev Ser D
           (Prerefunded @ 11/15/01)..................  7.000    11/15/25      2,388,170
  3,000    E-470 Pub Hwy Auth CO Rev Cap Apprec Sr
           Ser B (MBIA Insd).........................    *      09/01/20        880,170
 10,000    E-470 Pub Hwy Auth CO Rev Cap Apprec Sr
           Ser B (MBIA Insd) (a).....................    *      09/01/28      1,570,300
 22,000    Meridian Metro Dist CO Peninsular &
           Oriental Steam Navig Co Rfdg (LOC:
           Meridian Assoc East) (b)..................  7.500    12/01/11     22,873,840
                                                                           ------------
                                                                             73,937,495
                                                                           ------------
           CONNECTICUT  4.1%
  7,140    Connecticut St Hlth & Edl Fac Auth Rev
           Nursing Home Proj AHF/Hartford
           (Prerefunded @ 11/01/04)..................  7.125    11/01/24      7,846,217
  3,000    Connecticut St Spl Oblig Pkg Rev Bradley
           Intl Arpt Ser A...........................  6.600    07/01/24      2,988,870
  3,540    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A -- Private Placement
           (c).......................................  6.400    09/01/11      3,645,563
  3,460    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A -- Private Placement
           (Prerefunded @ 09/01/07) (c)..............  6.400    09/01/11      3,763,961

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           CONNECTICUT (CONTINUED)
$ 6,500    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser B, 144A -- Private Placement
           (c).......................................  5.750%   09/01/18   $  5,955,365
  7,000    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser B, 144A -- Private Placement
           (c).......................................  5.750    09/01/27      6,269,130
  4,000    Stamford, CT Hsg Auth Multi-Family Rev
           Fairfield Apts Proj Rfdg..................  4.750    12/01/28      3,625,360
                                                                           ------------
                                                                             34,094,466
                                                                           ------------
           DELAWARE  0.4%
    900    Delaware St Econ Dev Auth Rev Exempt Fac
           Delmarva Pwr & Lt Co......................  7.500    10/01/17        914,823
  2,455    Delaware St Hsg Auth Rev Sr Home Mtg Ser B
           Subser B2.................................  7.200    12/01/21      2,514,239
                                                                           ------------
                                                                              3,429,062
                                                                           ------------
           DISTRICT OF COLUMBIA  0.1%
  1,000    District of Columbia Hosp Rev Medlantic
           Hlthcare Group A Rfdg (MBIA Insd) (b).....  5.875    08/15/19      1,003,150
                                                                           ------------

           FLORIDA  2.9%
  6,345    Florida St Dept Environmental Protection
           Preservation Rev Ser A....................  5.500    07/01/07      6,512,635
  6,500    Gulf Breeze, FL Rev Cap Fdg Ser B (MBIA
           Insd).....................................  4.500    10/01/27      5,159,960
  3,000    Hillsborough Cnty, FL Indl Dev Auth Indl
           Dev Rev Hlth Facs Proj Univ Cmnty Hosp Ser
           A.........................................  5.500    08/15/14      2,638,620
  1,000    Hillsborough Cnty, FL Indl Dev Auth Indl
           Dev Rev Univ Cmnty Hosp (MBIA Insd).......  5.750    08/15/14      1,009,090
  1,775    Miami-Dade Cnty, FL Spl Oblig Sub Ser A
           Rfdg (MBIA Insd)..........................    *      10/01/22        445,046
  7,530    Sarasota Cnty, FL Hlth Fac Auth Rev
           Hlthcare Kobernick/Meadow Pk (Prerefunded
           @ 07/01/02)...............................  10.000   07/01/22      8,407,772
                                                                           ------------
                                                                             24,173,123
                                                                           ------------
           GEORGIA  4.8%
 45,000    Georgia Loc Govt Ctfs Partn Grantor Trust
           Ser A (MBIA Insd) (b).....................  4.750    06/01/28     37,446,300
  2,000    Royston, GA Hosp Auth Hosp Ctfs Rev Ty
           Cobb Hlthcare Sys Inc Rfdg................  6.500    07/01/27      1,789,180
                                                                           ------------
                                                                             39,235,480
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           HAWAII  0.6%
$   420    Honolulu, HI City & Cnty Ser D (FGIC
           Insd).....................................  4.650%   02/01/07   $    397,522
  2,565    Honolulu, HI City & Cnty Ser D (FGIC
           Insd).....................................  4.700    02/01/08      2,414,819
  4,000    Honolulu, HI City & Cnty Wastewtr Sys Rev
           Cap Apprec (FGIC Insd)....................    *      07/01/12      1,989,400
                                                                           ------------
                                                                              4,801,741
                                                                           ------------
           ILLINOIS  11.4%
  4,490    Bedford Park, IL Tax Increment Rev Sr Lien
           Bedford City Sq Proj......................  9.250    02/01/12      4,821,991
  3,650    Carol Stream, IL First Mtg Rev Windsor Pk
           Mnr Proj..................................  7.000    12/01/13      3,568,532
  1,500    Champaign Cnty, IL Cmnty Unit Sch Dist No
           116 Urbana Ser C (FGIC Insd)..............    *      01/01/16        581,295
  1,300    Champaign Cnty, IL Cmnty Unit Sch Dist No
           116 Urbana Ser C (FGIC Insd)..............    *      01/01/18        440,310
 22,000    Chicago, IL Brd Edl Sch Reform Cap Apprec
           B-1 (FGIC Insd)...........................    *      12/01/20      6,307,400
 14,400    Chicago, IL Brd Edl Sch Reform Cap Apprec
           B-1 (FGIC Insd)...........................    *      12/01/22      3,609,072
  7,200    Chicago, IL Brd Edl Sch Reform Cap Apprec
           B-1 (FGIC Insd)...........................    *      12/01/23      1,689,552
  6,345    Chicago, IL Lakefront Millennium Pkg Facs
           (MBIA Insd)...............................  5.125    01/01/28      5,511,901
  5,000    Chicago, IL Neighborhoods Alive 21 Pgm Ser
           A (FGIC Insd).............................  5.750    01/01/40      4,756,900
  2,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           American Airls Inc Proj Rfdg..............  8.200    12/01/24      2,727,375
  6,210    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Inc..........................  8.400    05/01/04      6,346,558
  4,215    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Inc Ser B....................  8.950    05/01/18      4,390,976
  2,750    Chicago, IL Wastewtr Transmission Rev
           Second Lien (MBIA Insd)...................  6.000    01/01/30      2,750,798
  7,275    Chicago, IL Wastewtr Transmission Rev Cap
           Apprec Ser A Rfdg (MBIA Insd).............    *      01/01/20      2,205,053
  2,000    Chicago, IL Wastewtr Transmission Rev
           Second Lien Ser B (MBIA Insd).............  5.000    01/01/30      1,689,000

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$   900    Hodgkins, IL Tax Increment................  9.500%   12/01/09   $    981,486
  4,000    Hodgkins, IL Tax Increment Ser A Rfdg.....  7.625    12/01/13      4,204,160
  2,860    Illinois Dev Fin Auth Rev Adventist Hlth
           Ser A (MBIA Insd) (a).....................  5.500    11/15/05      2,897,380
  2,705    Illinois Dev Fin Auth Rev Loc Govt Pgm
           Aurora East Sch (MBIA Insd)...............    *      12/01/15      1,090,872
  2,000    Illinois Dev Fin Auth Solid Waste Disp Rev
           Waste Mgmt Inc Proj.......................  5.050    01/01/10      1,674,220
  1,740    Illinois Edl Fac Auth Rev Riverside Hlth
           Sys Ser A Rfdg............................  5.900    10/01/14      1,655,610
  2,500    Illinois Hlth Fac Auth Rev Evangelical
           Hosp Ser C Rfdg (FSA Insd)................  6.750    04/15/12      2,639,650
  7,750    Illinois Hlth Fac Auth Rev Fairview Oblig
           Group Proj Ser A (Prerefunded @
           10/01/02).................................  9.500    10/01/22      8,747,735
  4,335    Illinois Hlth Fac Auth Rev Hinsdale Hosp
           Ser B Rfdg................................  9.000    11/15/15      4,531,679
  1,500    Illinois Hlth Fac Auth Rev Sarah Bush
           Lincoln Hlth Cent (Prerefunded @
           5/15/02)..................................  7.250    05/15/12      1,596,960
  4,075    Illinois Hlth Facs Auth Rev West Suburban
           Hosp Ser A Rfdg...........................  5.750    07/01/20      3,388,281
  1,510    Roselle, IL Multi-Family Hsg Rev Waterbury
           Apts Ser A Rfdg (GNMA Collateralized).....  7.000    01/01/25      1,583,930
  3,230    St Clair Cnty, IL Cap Impt Rev McKendree
           Clg Proj Rfdg.............................  6.000    02/01/24      2,856,450
  3,060    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd)...............    *      01/01/12      1,580,459
  3,505    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd)...............    *      01/01/14      1,595,231
  2,010    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd)...............    *      01/01/16        798,131
  2,415    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd)...............    *      01/01/19        793,424
                                                                           ------------
                                                                             94,012,371
                                                                           ------------
           INDIANA  0.6%
  2,500    Indiana Bond Bank Spl Pgm Ser F...........  7.150    08/01/15      2,582,250
  2,592    Indiana St Dev Fin Auth Indl Dev Rev
           Unr-Rohn Inc Proj.........................  7.500    03/01/11      2,670,512
                                                                           ------------
                                                                              5,252,762
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           KENTUCKY  1.0%
$ 2,000    Ashland, KY Solid Waste Rev Ashland Oil
           Inc Proj..................................  7.200%   10/01/20   $  2,068,540
  4,000    Elsmere, KY Indl Dev Rev Rfdg.............  6.750    04/01/10      4,321,920
  2,000    Georgetown, KY College Rev Georgetown
           College Proj Ser A (ACA Insd).............  6.125    11/15/29      1,910,780
                                                                           ------------
                                                                              8,301,240
                                                                           ------------
           LOUISIANA  1.6%
    690    East Baton Rouge, LA Mtg Fin Auth Single
           Family Mtg Pur Ser A Rfdg (GNMA
           Collateralized) (b).......................  7.100    10/01/24        706,001
  3,350    East Baton Rouge, LA Mtg Fin Auth Single
           Family Mtg Pur Ser C Rfdg (GNMA
           Collateralized)...........................  7.000    04/01/32      3,415,091
  9,451    Louisiana St Univ & Agricultural &
           Mechanical College Univ Rev...............  5.750    10/30/18      8,683,373
                                                                           ------------
                                                                             12,804,465
                                                                           ------------
           MAINE  0.1%
  1,000    Maine Vets Homes ME Rev...................  7.750    10/01/20      1,041,600
                                                                           ------------

           MARYLAND  2.0%
  2,300    Baltimore, MD Cap Apprec Cons Pub Impt &
           Rfdg (FGIC Insd)..........................    *      10/15/06      1,618,418
  1,845    Baltimore, MD Cap Apprec Ser A (FGIC
           Insd).....................................    *      10/15/07      1,229,010
  2,075    Baltimore, MD Cap Apprec Ser A
           (Prerefunded @ 10/15/05) (FGIC Insd)......    *      10/15/07      1,388,859
103,890    Maryland St Cmnty Dev Admin Dept Hsg &
           Cmnty Dev Single Family Rev Pgm Ser 6.....    *      04/01/30     11,512,051
  1,000    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Towson Ser A...............  5.750    06/01/29        879,560
                                                                           ------------
                                                                             16,627,898
                                                                           ------------
           MASSACHUSETTS  1.2%
    940    Massachusetts St Dev Fin Agy Rev Boston
           Architectural Cent........................  6.100    09/01/18        869,387
  1,000    Massachusetts St Dev Fin Agy Rev Boston
           Architectural Cent........................  6.250    09/01/28        909,690

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           MASSACHUSETTS (CONTINUED)
$ 2,600    Massachusetts St Hlth & Edl Fac Auth Rev
           Med Cent of Central MA Ser A (Prerefunded
           @ 07/01/01)...............................  7.100%   07/01/21   $  2,725,814
  5,000    Massachusetts St Hlth & Edl Fac Auth Rev
           New England Med Cent Hosp Ser G (MBIA
           Insd).....................................  5.000    07/01/13      4,628,100
    975    Massachusetts St Hlth & Edl Fac Auth Rev
           Winchester Hosp Ser D Rfdg (Connie Lee
           Insd).....................................  5.750    07/01/14        978,676
                                                                           ------------
                                                                             10,111,667
                                                                           ------------
           MICHIGAN  2.3%
  3,965    Detroit, MI Loc Dev Fin Auth Tax Increment
           Sr Ser B..................................  6.700    05/01/21      3,793,157
  1,000    Detroit, MI Loc Dev Fin Auth Ser C........  6.850    05/01/21        962,380
  1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmnty Hlth Cent.................  5.750    05/15/18        966,963
  5,000    Michigan St Hosp Fin Auth Rev Detroit Med
           Cent Oblig Ser A..........................  5.250    08/15/28      3,563,150
  1,000    Michigan St Hosp Fin Auth Rev Hosp Genesys
           Regl Med Ser A Rfdg.......................  5.375    10/01/13        979,380
  1,635    Michigan St Hosp Fin Auth Rev Saratoga
           Cmnty Hosp Rfdg (Prerefunded @
           06/01/02).................................  8.750    06/01/10      1,761,614
  5,700    Michigan St Strategic Fd Ltd Oblig Rev Utd
           Waste Sys Proj............................  5.200    04/01/10      4,868,427
  1,750    Michigan St Strategic Fd Ltd Oblig Rev WMX
           Technologies Inc Proj.....................  6.000    12/01/13      1,582,367
                                                                           ------------
                                                                             18,477,438
                                                                           ------------
           MISSISSIPPI  0.5%
  2,500    Mississippi Bus Fin Corp MS Pollutn Ctl
           Rev Sys Energy Res Inc Proj...............  5.875    04/01/22      2,169,400
  1,985    Mississippi Home Corp Single Family Rev
           Mtg Ser F (GNMA Collateralized)...........  7.550    12/01/27      2,149,676
                                                                           ------------
                                                                              4,319,076
                                                                           ------------
           MISSOURI  0.9%
  1,400    Ellisville, MO Indl Dev Auth Rev Gambrill
           Gardens Proj Rfdg & Impt..................  6.100    06/01/20      1,198,078
  1,000    Ellisville, MO Indl Dev Auth Rev Gambrill
           Gardens Proj Rfdg & Impt..................  6.200    06/01/29        846,420

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           MISSOURI (CONTINUED)
$ 1,740    Good Shepherd Nursing Home Dist MO Nursing
           Home Fac Rev (Prerefunded @ 08/15/05).....  7.625%   08/15/15   $  1,972,516
  1,220    Hannibal, MO Indl Dev Auth Hlth Fac Rev
           Hannibal Regl Hlthcare Sys Inc
           (Prerefunded @ 09/01/01)..................  9.500    03/01/22      1,346,404
  2,810    Perry Cnty, MO Nursing Home Rev Rfdg......  5.900    03/01/28      2,285,992
                                                                           ------------
                                                                              7,649,410
                                                                           ------------
           MONTANA  0.5%
  3,900    Montana St Coal Severance Tax Broadwater
           Pwr Proj Ser A Rfdg.......................  6.875    12/01/17      4,004,832
                                                                           ------------

           NEBRASKA  0.1%
  1,250    American Pub Energy Agy NE Gas Sup Rev NE
           Pub Gas Agy Proj Ser A (AMBAC Insd).......  4.375    06/01/10      1,080,262
                                                                           ------------

           NEVADA  1.0%
  3,720    Clark Cnty, NV Transn Ser A (FGIC Insd)...  4.500    12/01/16      3,119,555
  2,545    Clark Cnty, NV Transn Ser B (FGIC Insd)...  4.500    12/01/16      2,134,211
  3,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
           Ser C Rfdg................................  5.500    10/01/30      2,488,050
                                                                           ------------
                                                                              7,741,816
                                                                           ------------
           NEW HAMPSHIRE  1.1%
  4,800    New Hampshire High Edl & Hlth Fac Auth Rev
           Daniel Webster College Issue..............  6.300    07/01/29      4,331,904
  3,955    New Hampshire High Edl & Hlth Fac Auth Rev
           Cheshire Med Ctr..........................  4.875    07/01/28      3,000,382
  2,000    New Hampshire High Edl & Hlth Fac Auth Rev
           Riverwoods at Exeter Ser A................  6.500    03/01/23      1,776,720
                                                                           ------------
                                                                              9,109,006
                                                                           ------------
           NEW JERSEY  6.1%
  4,000    Camden Cnty, NJ Impt Auth Lease Rev Ser
           A.........................................  8.000    06/01/27      3,932,640
  1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)...............................    *      03/01/02        914,670
  1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)...............................    *      03/01/03        869,190

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           NEW JERSEY (CONTINUED)
$ 1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)...............................    *      03/01/04   $    823,630
  1,460    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)...............................    *      03/01/05      1,140,581
  1,465    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)...............................    *      03/01/06      1,083,880
  1,615    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)...............................    *      03/01/07      1,131,017
  1,555    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)...............................    *      03/01/08      1,029,021
 25,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd) (b)..................  5.900%   03/15/21     25,743,250
  5,000    New Jersey Econ Dev Auth Wtr Fac Rev (FGIC
           Insd) (b).................................  6.500    04/01/22      5,107,850
  4,825    New Jersey St Transn Tr Fd Auth Transn Sys
           Ser A.....................................  5.750    06/15/18      4,942,393
  3,500    New Jersey St Turnpike Auth Turnpike Rev
           Ser C (FSA Insd)..........................  6.500    01/01/16      3,854,060
                                                                           ------------
                                                                             50,572,182
                                                                           ------------
           NEW MEXICO  0.0%
    281    Santa Fe, NM Single Family Mtg Rev Rfdg...  8.450    12/01/11        291,241
                                                                           ------------

           NEW YORK  9.4%
 10,000    Long Island Pwr Auth NY Elec Sys Rev Cap
           Apprec (FSA Insd) (a).....................      *    06/01/18      3,458,900
  7,000    Long Island Pwr Auth NY Elec Sys Rev Cap
           Apprec (FSA Insd) (a).....................      *    06/01/22      1,882,090
  5,550    Metro Tran Auth NY Svcs Contract Commuter
           Fac Ser N Rfdg (b)........................  6.000    07/01/11      5,639,743
  1,900    Metro Tran Auth NY Svcs Contract Tran Fac
           Ser N Rfdg................................  6.000    07/01/11      1,930,723
  2,250    Metro Transn Auth NY Tran Facs Rev Ser A
           Rfdg......................................  4.750    07/01/24      1,874,565
  7,000    New York City Ser A (b)...................  6.250    08/01/08      7,396,480

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$    25    New York City Ser A (Prerefunded @
           08/15/01).................................  7.750%   08/15/12   $     26,345
    265    New York City Ser C.......................  7.100    08/15/10        272,258
    400    New York City Ser C (Prerefunded @
           8/15/01)..................................  7.100    08/15/10        412,728
    420    New York City Ser F.......................  8.250    11/15/02        445,696
  3,000    New York St Dorm Auth Rev City Univ Cons
           Third (FGIC Insd).........................  5.250    07/01/25      2,714,790
  1,250    New York St Dorm Auth Rev FHA-Sarah Neuman
           Nursing Home (AMBAC Insd).................  5.500    08/01/37      1,161,937
  6,800    New York St Dorm Auth Rev City Univ Sys
           Cons Ser A (b)............................  5.625    07/01/16      6,781,504
  3,835    New York St Dorm Auth Rev Mental Hlth Svcs
           Facs Ser C Rfdg (MBIA Insd)...............  4.750    08/15/19      3,269,568
  2,750    New York St Dorm Auth Rev Mental Hlth Svcs
           Facs Ser C Rfdg (MBIA Insd)...............  4.750    08/15/22      2,302,025
  3,250    New York St Energy Resh & Dev Auth Fac Rev
           Cons Edison Co Proj Ser B Rfdg (MBIA
           Insd).....................................  5.250    08/15/20      2,989,025
  4,425    New York St Environmental Fac Corp Pollutn
           Ctl Rev Ser E (Prerefunded @ 6/15/04).....  6.700    06/15/10      4,753,822
  2,920    New York St Med Care Fac Fin Agy Rev
           Mental Hlth Svcs Fac Ser D................  7.400    02/15/18      3,075,870
  5,320    New York St Med Care Fac Fin Agy Rev
           Mental Hlth Svcs Ser F Rfdg (MBIA Insd)...  5.375    02/15/14      5,198,066
  2,000    New York St Med Care Facs Fin Agy Rev Hosp
           Ser A Rfdg (MBIA Insd)....................  5.375    02/15/25      1,833,560
  3,930    New York St Urban Dev Corp Sub Lien Corp
           Purp Rfdg.................................  5.500    07/01/22      3,642,796
  5,000    New York, NY City Adj Subser A-1..........  6.260    08/01/12      5,003,950
  3,650    New York, NY City Muni Wtr Fin Auth Wtr &
           Sew Sys Rev Cap Apprec Ser B (FSA Insd)...    *      06/15/13      1,746,123
  3,000    Onondaga Cnty, NY Indl Dev Agy Swr Fac Rev
           Bristol -- Meyers Squibb Co Proj..........  5.750    03/01/24      2,967,120
  6,092    Plainedge, NY Union Free Sch Dist #2063...  6.000    06/01/12      6,246,726
                                                                           ------------
                                                                             77,026,410
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           NORTH CAROLINA  2.3%
$ 8,265    North Carolina Eastern Muni Pwr Agy Pwr
           Sys Rev Ser A Rfdg (MBIA Insd)............  5.500%   01/01/05   $  8,374,594
  2,500    North Carolina Eastern Muni Pwr Agy Pwr
           Sys Rev Ser C (ACA Insd)..................  5.000    01/01/21      2,044,700
  8,300    North Carolina Muni Pwr Agy #1 Catawba
           Elec Rev (MBIA Insd) (b)..................  6.000    01/01/12      8,722,719
                                                                           ------------
                                                                             19,142,013
                                                                           ------------
           OHIO  2.8%
  3,140    Cleveland Cuyahoga Cnty, OH Dev Port Auth
           Rev Cleveland Bond Fd Ser B...............  5.375    05/15/18      2,665,703
  5,000    Franklin Cnty, OH Hosp Rev Holy Cross Hlth
           Sys Ser B Rfdg (MBIA Insd) (b)............  5.250    06/01/10      4,978,450
  1,905    Jefferson Cnty, OH Impt & Rfdg (FSA
           Insd).....................................  5.700    12/01/13      1,978,247
  2,070    Montgomery Cnty, OH Hosp Rev Grandview
           Hosp & Med Cent Rfdg......................  5.250    12/01/02      2,084,573
  2,400    Montgomery Cnty, OH Hosp Rev Grandview
           Hosp & Med Cent Rfdg......................  5.375    12/01/05      2,422,920
  2,270    Montgomery Cnty, OH Hosp Rev Kettering Med
           Cent Impt & Rfdg (MBIA Insd)..............  6.250    04/01/20      2,402,069
  1,000    Ohio St Air Qual Dev Auth Rev JMG Funding
           Ltd Partn Proj Rfdg (AMBAC Insd)..........  6.375    04/01/29      1,019,430
  7,000    Parma, OH Hosp Impr Rev Parma Cmnty Gen
           Hosp Assoc Rfdg...........................  5.375    11/01/29      5,721,800
                                                                           ------------
                                                                             23,273,192
                                                                           ------------
           OKLAHOMA  1.5%
  2,000    Cleveland Cnty, OK Home Ln Auth Single
           Family Mtg Rev Rfdg.......................  8.000    08/01/12      2,064,680
  1,240    Kay Cnty, OK Home Fin Auth Rev Single
           Family Mtg Ser A Rfdg (AMBAC Insd)........  7.000    11/01/11      1,408,975
  1,500    Oklahoma Dev Fin Auth Rev St John Hlth Sys
           Rfdg......................................  5.750    02/15/25      1,467,870
  5,710    Oklahoma Hsg Fin Agy Single Family Rev Mtg
           Class B (GNMA Collateralized).............  7.997    08/01/18      6,031,244
  1,500    Tulsa, OK Muni Arpt Tran Rev American
           Airls Inc.................................  7.600    12/01/30      1,538,685
                                                                           ------------
                                                                             12,511,454
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           PENNSYLVANIA  2.2%
$ 2,500    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp
           OH Vly Genl Hosp Rfdg.....................  5.875%   04/01/11   $  2,315,400
  2,000    Berks Cnty, PA Muni Auth Rev Phoebe Devitt
           Homes Proj A1 Rfdg........................  5.700    05/15/18      1,639,340
  1,000    Berks Cnty, PA Muni Auth Rev Phoebe Devitt
           Homes Proj A1 Rfdg........................  5.750    05/15/22        816,330
    135    Lehigh Cnty, PA Gen Purp Auth Rev First
           Mtg Bible Fellowship Proj A Rfdg..........  4.800    12/15/03        128,095
    210    Lehigh Cnty, PA Gen Purp Auth Rev First
           Mtg Bible Fellowship Proj A Rfgd..........  5.000    12/15/05        193,855
    275    Lehigh Cnty, PA Gen Purp Auth Rev First
           Mtg Bible Fellowship Proj A Rfgd..........  5.100    12/15/06        252,365
    295    Lehigh Cnty, PA Gen Purp Auth Rev First
           Mtg Bible Fellowship Proj A Rfgd..........  5.250    12/15/07        269,777
    210    Lehigh Cnty, PA Gen Purp Auth Rev First
           Mtg Bible Fellowship Proj A Rfgd..........  5.300    12/15/08        190,334
    320    Lehigh Cnty, PA Gen Purp Auth Rev First
           Mtg Bible Fellowship Proj A Rfgd..........  5.300    12/15/09        285,248
    240    Lehigh Cnty, PA Gen Purp Auth Rev First
           Mtg Bible Fellowship Proj A Rfgd..........  5.400    12/15/10        212,227
  2,000    Montgomery Cnty, PA Indl Dev Auth
           Retirement Cmnty Rev Adult Cmntys Total
           Svcs Ser B................................  5.625    11/15/12      1,868,420
  2,700    Pennsylvania Econ Dev Fin Auth Res
           Recovery Rev Colver Proj Ser D............  7.125    12/01/15      2,780,352
  9,000    Philadelphia, PA Sch Dist Ser A (MBIA
           Insd).....................................  4.500    04/01/23      7,229,610
                                                                           ------------
                                                                             18,181,353
                                                                           ------------
           RHODE ISLAND  1.2%
  2,390    Providence, RI Redev Agy Ctfs Partn Ser
           A.........................................  8.000    09/01/24      2,492,890
  4,750    Rhode Island Hsg & Mtg Fin Corp (Inverse
           Fltg) (d).................................  9.657    04/01/24      5,076,562
  2,000    Rhode Island St Hlth & Edl Bldg Corp Rev
           Higher Edl Fac Roger Williams (Prerefunded
           @11/15/04) (Connie Lee Insd)..............  7.250    11/15/24      2,214,200
                                                                           ------------
                                                                              9,783,652
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           TENNESSEE  1.4%
$ 4,000    Johnson City, TN Hlth & Edl Facs Brd Hosp
           Rev First Mtg Mtn States Hlth Ser A
           Rfdg......................................  7.500%   07/01/25   $  3,863,640
  4,000    Municipal Energy Acquisition Corp TN Gas
           Rev (FSA Insd)............................  4.000    03/01/05      3,620,120
  4,500    Municipal Energy Acquisition Corp TN Gas
           Rev (FSA Insd)............................  4.125    03/01/07      3,961,305
                                                                           ------------
                                                                             11,445,065
                                                                           ------------
           TEXAS  7.8%
  6,500    Alliance Arpt Auth Inc TX Spl Fac Rev
           American Airls Inc Proj (b)...............  7.500    12/01/29      6,627,400
  6,000    Brazos River Auth TX Pollutn Ctl Rev Coll
           TX Util Elec Co Proj A (AMBAC Insd) (b)...  6.750    04/01/22      6,272,700
    420    Brazos, TX Higher Edl Auth Inc Student Ln
           Rev Subser C2 Rfdg........................  7.100    11/01/04        444,331
  2,500    Coastal Bend Hlth Fac Dev TX Ser C
           (Inverse Fltg) (AMBAC Insd) (d)...........  7.428    11/15/13      2,575,000
 15,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev American Airls Inc (b)...........  7.500    11/01/25     15,300,300
  2,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev American Airls Inc...............  6.375    05/01/35      1,907,460
  3,600    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airls Inc..................  7.625    11/01/21      3,689,064
  3,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser
           A (FGIC Insd).............................  5.750    11/01/30      2,853,390
  4,750    Harlingen, TX Cons Indpt Schl Dist (PSF
           Gtd)......................................  5.500    08/15/26      4,494,260
  4,000    Harris County, TX Hlth Fac Dev Corp Rev
           Christus Hlth Ser A.......................  5.375    07/01/24      3,628,440
  3,885    Houston, TX Indpt Sch Dist Pub Cap Apprec
           Cesar E Chavez Ser A (AMBAC Insd).........    *      09/15/18      1,285,158
  3,885    Houston, TX Indpt Sch Dist Pub Cap Apprec
           Cesar E Chavez Ser A (AMBAC Insd).........    *      09/15/20      1,125,989
  8,000    Houston, TX Wtr & Swr Sys Rev Cap Apprec
           Jr Lien Ser A Rfdg (FSA Insd).............    *      12/01/22      2,018,240
 10,000    Houston, TX Wtr & Swr Sys Rev Cap Apprec
           Jr Lien Ser A Rfdg (FSA Insd).............    *      12/01/23      2,368,200
  4,575    Keller, TX Indpt Sch Dist Cap Apprec Rfdg
           (PSF Gtd).................................    *      08/15/12      2,270,298
  4,716    Region One Edl Svc Cent Sub-Tech Fac
           Proj......................................  6.590    12/15/17      4,822,741

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           TEXAS (CONTINUED)
$ 2,200    Rockwall, TX Indpt Sch Dist Cap Apprec
           Rfdg (PSF Gtd)............................    *      08/15/17   $    761,310
  1,610    Texas Gen Svcs Comm Partn Int Lease Purch
           Ctfs......................................  7.250%   08/15/11      1,642,102
                                                                           ------------
                                                                             64,086,383
                                                                           ------------
           UTAH  0.6%
  3,780    Bountiful, UT Hosp Rev South Davis Cmnty
           Hosp Proj (Prerefunded @ 06/15/04)........  9.500    12/15/18      4,487,276
    550    Utah St Hsg Fin Agy Single Family Mtg Insd
           Ser E2 (FHA Gtd)..........................  7.150    07/01/24        560,197
                                                                           ------------
                                                                              5,047,473
                                                                           ------------
           VIRGINIA  2.3%
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac
           Lease Rev Henrico Cnty Regl Jail Proj.....  6.500    08/01/10      1,623,360
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac
           Lease Rev Henrico Cnty Regl Jail Proj.....  7.125    08/01/21      1,666,200
  1,630    Richmond, VA (FSA Insd) (a)...............  5.125    01/15/08      1,608,093
  1,340    Richmond, VA (FSA Insd) (a)...............  5.500    01/15/10      1,346,338
  4,165    Richmond, VA (FSA Insd) (a)...............  5.500    01/15/12      4,159,169
  3,755    Richmond, VA (FSA Insd) (a)...............  5.500    01/15/18      3,579,454
  5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
           Mem Hosp Ser B Rfdg (MBIA Insd)...........  6.250    07/01/20      5,049,650
                                                                           ------------
                                                                             19,032,264
                                                                           ------------
           WASHINGTON  2.6%
  4,000    Bellevue, WA Convention Cent Auth Spl
           Oblig Rev Rfdg (MBIA Insd)................    *      02/01/24        942,000
  5,000    King Cnty, WA Ser B Rfdg (MBIA Insd)......  5.250    01/01/34      4,437,000
  4,275    Washington St Higher Edl Facs Auth Rev
           Gonzaga Univ Proj Rfdg (MBIA Insd)........  4.750    04/01/22      3,570,779
  1,750    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev (MBIA Insd).................  5.750    07/01/12      1,772,015
 10,495    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser B Rfdg (MBIA Insd)
           (b).......................................  5.600    07/01/15     10,351,743
                                                                           ------------
                                                                             21,073,537
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
 AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
           WEST VIRGINIA  0.8%
$ 6,550    Harrison Cnty, WV Cnty Cmnty Solid Waste
           Disp Rev Potomac Edison Co Ser A (b)......  6.875%   04/15/22   $  6,859,946
                                                                           ------------

           WISCONSIN  2.0%
  1,000    Madison, WI Indl Dev Rev Madison Gas &
           Elec Co Proj A............................  6.750    04/01/27      1,030,570
  5,250    Wisconsin Hsg & Econ Dev Auth Hsg Rev Ser
           B (b).....................................  7.050    11/01/22      5,510,715
  2,130    Wisconsin St Hlth & Edl Fac Auth Rev
           Kenosha Hosp & Med Ctr Proj...............  5.700    05/15/20      1,898,341
  7,280    Wisconsin St Hlth & Edl Fac Auth Rev
           Children's Hosp (FGIC Insd)...............  5.000    08/15/10      6,943,810
  1,500    Wisconsin St Hlth & Edl Facs Auth Rev
           Kenosha Hosp & Med Ctr Proj...............  5.625    05/15/29      1,272,090
                                                                           ------------
                                                                             16,655,526
                                                                           ------------
           WYOMING  0.7%
  1,145    Wyoming Cmnty Dev Auth Single Family Ser G
           (FHA Gtd).................................  7.250    06/01/21      1,179,819
  4,000    Wyoming Cmnty Dev Auth Single Family Ser H
           (FHA Gtd).................................  7.100    06/01/12      4,170,520
                                                                           ------------
                                                                              5,350,339
                                                                           ------------
           GUAM  0.6%
  5,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)......  5.250    10/01/34      4,495,700
                                                                           ------------

           PUERTO RICO  0.7%
  2,000    Puerto Rico Indl Tourist Edl Med &
           Environmental Ctl Fac Fin Auth Higher Edl
           Rev.......................................  5.375    02/01/29      1,721,320
  4,000    Puerto Rico Pub Bldgs Auth Gtd Pub Edl &
           Hlth Fac Ser M............................  5.700    07/01/16      4,011,160
                                                                           ------------
                                                                              5,732,480
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

                                                                              MARKET
                                                                              VALUE
TOTAL LONG-TERM INVESTMENTS  99.5%
  (Cost $826,458,480)...................................................   $820,058,769

SHORT-TERM INVESTMENTS  1.0%
  (Cost $8,375,000).....................................................      8,375,000
                                                                           ------------

TOTAL INVESTMENTS  100.5%
  (Cost $834,833,480)...................................................    828,433,769

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5%)...........................     (4,021,532)
                                                                           ------------

NET ASSETS  100.0%......................................................   $824,412,237
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures transactions.

(c) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(d) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio. These derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Assoc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $834,833,480).......................  $828,433,769
Cash........................................................       228,345
Receivables:
  Interest..................................................    14,261,278
  Investments Sold..........................................     3,595,057
Other.......................................................        23,608
                                                              ------------
    Total Assets............................................   846,542,057
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    20,873,697
  Investment Advisory Fee...................................       476,787
  Income Distributions -- Common and Preferred Shares.......       224,955
  Administrative Fee........................................       136,225
  Variation Margin on Futures...............................        34,375
  Affiliates................................................        20,159
Accrued Expenses............................................       224,041
Trustees' Deferred Compensation and Retirement Plans........       139,581
                                                              ------------
    Total Liabilities.......................................    22,129,820
                                                              ------------
NET ASSETS..................................................  $824,412,237
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares (Par value of $.01 per share with
  100,000,000 shares authorized, 12,000 shares issued with
  liquidation preference of $25,000 per share)..............  $300,000,000
                                                              ------------
Common Shares (Par value of $.01 per share with an unlimited number of shares authorized, 36,365,393 shares issued and
  outstanding)..............................................       363,654
Paid in Surplus.............................................   538,413,671
Net Unrealized Depreciation.................................    (6,349,592)
Accumulated Undistributed Net Investment Income.............     2,544,749
Accumulated Net Realized Loss...............................   (10,560,245)
                                                              ------------
    Net Assets Applicable to Common Shares..................   524,412,237
                                                              ------------
NET ASSETS..................................................  $824,412,237
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($524,412,237 divided by
  36,365,393 shares outstanding)............................  $      14.42
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $25,803,657
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,867,520
Administrative Fee..........................................      819,286
Preferred Share Maintenance.................................      391,187
Trustees' Fees and Related Expenses.........................       16,953
Legal.......................................................       14,242
Custody.....................................................        9,660
Other.......................................................      257,715
                                                              -----------
    Total Expenses..........................................    4,376,563
    Less Credits Earned on Cash Balances....................        4,885
                                                              -----------
    Net Expenses............................................    4,371,678
                                                              -----------
NET INVESTMENT INCOME.......................................  $21,431,979
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(7,036,626)
  Options...................................................     (202,586)
  Futures...................................................      891,907
                                                              -----------
Net Realized Loss...........................................   (6,347,305)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (8,294,834)
  End of the Period:
    Investments.............................................   (6,399,711)
    Futures.................................................       50,119
                                                              -----------
                                                               (6,349,592)
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,945,242
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,402,063)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $17,029,916
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended October 31, 1999 (Unaudited)

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                      APRIL 30, 2000    OCTOBER 31, 1999
                                                     -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $ 21,431,979      $  43,660,779
Net Realized Loss..................................      (6,347,305)        (2,776,922)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       1,945,242        (80,950,957)
                                                       ------------      -------------
Change in Net Assets from Operations...............      17,029,916        (40,067,100)
                                                       ------------      -------------

Distributions from Net Investment Income:
  Common Shares....................................     (17,455,389)       (34,894,640)
  Preferred Shares.................................      (6,050,369)        (8,719,281)
                                                       ------------      -------------
                                                        (23,505,758)       (43,613,921)
                                                       ------------      -------------
Distributions from Net Realized Gains:
  Common Shares....................................             -0-        (15,464,760)
  Preferred Shares.................................             -0-         (2,188,669)
                                                       ------------      -------------
                                                                -0-        (17,653,429)
                                                       ------------      -------------
Total Distributions................................     (23,505,758)       (61,267,350)
                                                       ------------      -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      (6,475,842)      (101,334,450)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued through Dividend
  Reinvestment.....................................             -0-          1,596,622
                                                       ------------      -------------
TOTAL DECREASE IN NET ASSETS.......................      (6,475,842)       (99,737,828)
NET ASSETS:
Beginning of the Period............................     830,888,079        930,625,907
                                                       ------------      -------------
End of the Period (Including accumulated
  undistributed net investment income of $2,544,749
  and $4,618,528, respectively)....................    $824,412,237      $ 830,888,079
                                                       ============      =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                          SIX MONTHS                      TWO MONTHS
                                            ENDED         YEAR ENDED         ENDED       --------
                                        APRIL 30, 2000   OCT. 31, 1999   OCT. 31, 1998     1998
                                        ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD (A)...........................     $ 14.599        $ 17.387        $ 17.319      $ 16.596
                                           --------        --------        --------      --------
 Net Investment Income................         .589           1.201            .210         1.260
 Net Realized and Unrealized
   Gain/Loss..........................        (.121)         (2.304)           .080          .722
                                           --------        --------        --------      --------
Total from Investment Operations......         .468          (1.103)           .290         1.982
                                           --------        --------        --------      --------
Less:
 Distributions from Net Investment
   Income:
   Paid to Common Shareholders........         .480            .960            .160          .960
   Common Share Equivalent of
     Distributions Paid to Preferred
     Shareholders.....................         .166            .240            .021          .299
 Distributions from Net Realized Gain:
   Paid to Common Shareholders........          -0-            .425             -0-           -0-
   Common Share Equivalent of
     Distributions Paid to Preferred
     Shareholders.....................          -0-            .060            .041           -0-
                                           --------        --------        --------      --------
Total Distributions...................         .646           1.685            .222         1.259
                                           --------        --------        --------      --------
NET ASSET VALUE, END OF THE PERIOD....     $ 14.421        $ 14.599        $ 17.387      $ 17.319
                                           ========        ========        ========      ========

Market Price Per Share at End of the
 Period...............................     $13.0000        $13.1875        $16.8125      $16.1875
Total Investment Return at Market
 Price (b)............................        1.64%*        -14.47%           4.84%*        9.06%
Total Return at Net Asset Value (c)...        1.55%*         -8.64%           1.33%*       10.38%
Net Assets at End of the Period (In
 millions)............................     $  824.4        $  830.9        $  930.6      $  928.2
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares**.............................        1.67%           1.60%           1.57%         1.57%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d)....................        5.89%           5.95%           6.48%         5.66%
Portfolio Turnover....................          18%*            80%              6%*          94%
 * Non-Annualized
** Ratio of Expenses to Average Net
   Assets Including Preferred
   Shares.............................        1.07%           1.06%           1.07%         1.06%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.192 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                                       SEPTEMBER 27, 1991
                                                        (COMMENCEMENT OF
YEAR ENDED AUGUST 31,                                      INVESTMENT
----------------------------------------------------     OPERATIONS) TO
      1997      1996      1995      1994      1993      AUGUST 31, 1992
-------------------------------------------------------------------------
     $15.842   $15.734   $15.562   $17.035   $16.328        $14.808
     -------   -------   -------   -------   -------        -------
       1.275     1.295     1.311     1.347     1.410          1.166
        .734      .105      .266    (1.424)     .780          1.370
     -------   -------   -------   -------   -------        -------
       2.009     1.400     1.577     (.077)    2.190          2.536
     -------   -------   -------   -------   -------        -------
        .960      .990     1.084     1.116     1.100           .811
        .295      .302      .321      .280      .246           .205
         -0-       -0-       -0-       -0-      .111            -0-
         -0-       -0-       -0-       -0-      .026            -0-
     -------   -------   -------   -------   -------        -------
       1.255     1.292     1.405     1.396     1.483          1.016
     -------   -------   -------   -------   -------        -------
     $16.596   $15.842   $15.734   $15.562   $17.035        $16.328
     =======   =======   =======   =======   =======        =======

     $15.750   $14.500   $14.250   $15.000   $16.750        $16.125
      15.87%     8.98%     2.39%    -3.94%    11.90%         13.24%*
      11.14%     7.09%     8.55%    -2.22%    12.31%         14.64%*
     $ 901.9   $ 874.6   $ 870.7   $ 864.4   $ 917.9        $ 891.7
       1.61%     1.61%     1.65%     1.64%     1.59%          1.49%
       6.04%     6.20%     6.48%     6.52%     7.08%          6.85%
         54%       36%       49%       47%       48%           100%*
       1.07%     1.06%     1.07%     1.09%     1.06%          1.03%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $2,772,714 which will expire on October 31, 2007. Net realized gains or losses may differ for financial reporting and tax purposes as a result of gains or losses recognized for tax purposes on open option and futures positions at October 31, 1999.

    At April 30, 2000, for federal income tax purposes, cost of long and short-term investments is $834,833,480; the aggregate gross unrealized appreciation is $21,102,101 and the aggregate gross unrealized depreciation is $27,501,812, resulting in net unrealized depreciation on long and short-term investments of $6,399,711.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends monthly from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTION During the period ended April 30, 2000, the Trust's custody fee was reduced by $4,885 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $7,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $23,500 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2000 and October 31, 1999, common share paid in surplus aggregated $538,413,671:

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
Beginning Shares...................................    36,365,393          36,270,469
Shares Issued Through Dividend Reinvestment........           -0-              94,924
                                                       ----------          ----------
Ending Shares......................................    36,365,393          36,365,393
                                                       ==========          ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $147,229,550 and $187,863,874.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the six months ended April 30, 2000 were as follows:

                                                              CONTRACTS     PREMIUM
Outstanding at October 31, 1999.............................     300       $(145,472)
Options Written and Purchased (Net).........................     200         (71,931)
Options Expired (Net).......................................    (500)        217,403
                                                                ----       ---------
Outstanding at April 30, 2000...............................     -0-       $     -0-
                                                                ====       =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    Transactions in futures contracts for the six months ended April 30, 2000 were as follows:

                                                              CONTRACTS
Outstanding at October 31, 1999.............................      433
Futures Opened..............................................    1,525
Futures Closed..............................................   (1,683)
                                                               ------
Outstanding at April 30, 2000...............................      275
                                                               ======

    The futures contracts outstanding as of April 30, 2000 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                             UNREALIZED
                                                                            APPRECIATION/
                                                               CONTRACTS    DEPRECIATION
Short Contracts:
    June 2000 Municipal Bond Index Future
    (current notional value of $93,219 per contract).......       175         $113,428
    June 2000 Municipal Bond Index Future
    (current notional value of $93,219 per contract).......       100          (63,309)
                                                                  ---         --------
                                                                  275         $ 50,119
                                                                  ===         ========

6. PREFERRED SHARES

The Trust has outstanding 12,000 Auction Preferred Shares ("APS") in four series of 3,000 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is generally seven days. However, effective with the auction on August 9, 1999, the dividend period for Series A was extended through April 10, 2000. Following this extended dividend period, Series A reverted to its normal seven day reset period. The dividend period for Series C is 7 days and the dividend periods for Series B and D are 28 days. The average rate in effect on April 30, 2000, was 4.21%. During the six months ended April 30, 2000, the rates ranged from 3.45% to 6.05%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.